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                                     BYLAWS

                                       OF

                          WORLD WIDE STONE CORPORATION
                      (AS AMENDED THROUGH NOVEMBER 2, 1998)






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                               TABLE OF CONTENTS

PART ONE  STOCK, STOCK CERTIFICATES AND SHAREHOLDERS.......................... 1

      1.1   Stock Certificates................................................ 1

      1.2   Stock Records..................................................... 1

      1.3   Transfer.......................................................... 1

      1.4   Stock Rules and Regulations....................................... 1

PART TWO  SHAREHOLDERS MEETINGS............................................... 1

      2.1   Regular and Special Meetings...................................... 1

      2.2   Annual Meeting.................................................... 1

      2.3   Special Meetings.................................................. 2

      2.4   Quorum............................................................ 2

      2.5   Notice............................................................ 2

      2.6   Proxies........................................................... 2

      2.7   Business to be Transacted......................................... 2

      2.8   Election of Directors............................................. 2

      2.9   Voting............................................................ 2

      2.10  Removal of Director............................................... 2

      2.11  Informal Action by Shareholders................................... 3

      2.12  Fixing Stockholder of Record Date................................. 3

      2.13  Chairman of Stockholders' Meetings................................ 3

      2.14  Number of Shares to be Voted ..................................... 3

      2.15  Rescinded or Cancelled Shares..................................... 3

      2.16. Holders of Record and Number of Shares Owned...................... 3

PART THREE  BOARD OF DIRECTORS................................................ 3

      3.1   Number and Eligibility............................................ 3

      3.2   Annual Meeting and Election of Chairman of the Board.............. 3

      3.3   Election of Officers.............................................. 4

      3.4   Special Meetings.................................................. 4

      3.5   Quorum and Waiver of Notice....................................... 4

      3.6   Voting............................................................ 4

      3.7   Filling Vacancies................................................. 4

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
                               TABLE OF CONTENTS
                                  (continued)

      3.8   Tenure............................................................ 4

      3.9   Compensation...................................................... 4

      3.10  Powers............................................................ 5

      3.11  Dividends......................................................... 5

      3.12  Consent Action.................................................... 5

PART FOUR  OFFICERS, POWERS AND DUTIES........................................ 5

      4.1  Officers........................................................... 5

      4.2  Tenure............................................................. 5

      4.3  Bonds and Other Requirements....................................... 5

      4.4  Removal of Officers................................................ 5

      4.5  President.......................................................... 5

      4.6  Vice President..................................................... 6

      4.7  Secretary.......................................................... 6

      4.8  Treasurer.......................................................... 6

      4.9  Other Officers..................................................... 6

      4.10 Salaries........................................................... 6

      4.11 Vacancies.......................................................... 7

PART FIVE  FISCAL AND LEGAL................................................... 7

      5.1 General............................................................. 7

      5.2 Contracts........................................................... 7

      5.3 Checks, Drafts, Etc................................................. 7

      5.4 Deposits............................................................ 7

      5.5 Gifts............................................................... 7

      5.6 Fiscal Year......................................................... 7

      5.7 Principal Offices................................................... 7

PART SIX   AMENDMENTS......................................................... 8

      6.1 Vote Required....................................................... 8

      6.2 Meetings for Adoption............................................... 8

PART SEVEN  MISCELLANEOUS..................................................... 8

      7.1 Election of Chairman Pro Tem........................................ 8

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                               TABLE OF CONTENTS
                                  (continued)

      7.2 Parliamentary Law................................................... 8

      7.3 Loans to Corporation................................................ 8

      7.4 Dealings by Directors............................................... 8

      7.5 Non-Liability of Shareholder, Officers and Directors................ 9

      7.6 Indemnification of Officers......................................... 9

      7.7 Authority to Sell Corporate Assets.................................. 9

      7.8 Corporate Seal...................................................... 9

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

                                     BYLAWS

                                       OF

                          WORLD WIDE STONE CORPORATION
                     (AS AMENDED THROUGH NOVEMBER 21, 1991)

                                    PART ONE

                   STOCK, STOCK CERTIFICATES AND SHAREHOLDERS

         1.1 STOCK CERTIFICATES. The certificates for shares of the capital stock of the corporation shall be in such form not inconsistent with the Articles of Incorporation, but shall be prepared or be approved by the Board of Directors. The certificates shall be signed by the President or Vice President and Secretary.

         1.2 STOCK RECORDS. A stock register shall be kept by the Transfer Agent, who shall accurately record the issuance of each certificate of stock, the date of issuance thereof, the name and post office address of the person, firm or corporation to whom issued.

         1.3 TRANSFER. Shares of the capital stock of the corporation shall be transferable only upon the books of the corporation and of the Transfer Agent, and the corporation shall not be bound to recognize any rights of any transferee until such transfer is so made upon the books of the corporation and the Transfer Agent.

         1.4 STOCK RULES AND REGULATIONS. The board of directors may make such rules and regulations as it may deem expedient not inconsistent with the Bylaws or with the Articles of Incorporation concerning the issue, transfer and registration of certificates for shares of the corporation.

                                    PART TWO

                              SHAREHOLDERS MEETINGS

         2.1 REGULAR AND SPECIAL MEETINGS. Place of Meetings. The annual meetings shall be the only regular meetings of the shareholders. Special meetings of the shareholders may be held when called as hereinafter provided. Any shareholders meetings may be held within or without the State, but shall always be held at the time and place fixed in the call for such meeting or in any resolution adjourning the same.

         2.2 ANNUAL MEETING. The annual meeting of the shareholders for the election of directors shall be held on a date in the month, following the end of the corporation's fiscal year. If, for any reason, such meeting shall not be held or a board of directors shall not be elected at such meeting or at an adjournment thereof, a board of directors may be elected at a special meeting to be called by the board of directors then in office or upon their order.

         2.3 SPECIAL MEETINGS. Special meetings of the shareholders, for any purpose or purposes other than the election of directors as hereinabove provided, may be held at the call of the chairman of the board, or the president of the corporation, or the board of directors, and shall be called by the president at the request of the holders of one-tenth of all the outstanding shares of the corporation entitled to vote at the meeting.

         2.4 QUORUM. Except as otherwise provided by law, a majority of the outstanding shares of stock entitled to vote at any meeting shall constitute a quorum of such meeting.

         2.5 NOTICE. Notice of all shareholders meetings shall be in writing, signed by the president or secretary. A copy of such notice shall be sent by mail not less than ten days not more than 50 days prior to the date of the meeting, to each shareholder of record entitled to notice of such meeting, at the registered post office address of such shareholder as it appears upon the records of the corporation. Such notice shall state the time and place of the meeting and the purpose for which it is called, so far as is known at the date of the notice, and if the call be for an annual meeting, the notice shall so state. Such notice shall be sufficient for such meeting and any adjournment thereof.

         2.6 PROXIES. Any shareholder of the corporation entitled to vote at any meeting may be represented and vote at such meeting by a proxy appointed by an instrument in writing signed by him or by his duly authorized agent or attorney-in-fact.

         2.7 BUSINESS TO BE TRANSACTED. Any question may be considered and acted upon at an annual meeting, but no question not stated in the call for a special meeting shall be acted upon thereat except by the consent of the holders of a majority of the shares as reflected in the records of the corporation.

         2.8 ELECTION OF DIRECTORS. The directors shall be elected by a majority of the shares at the annual shareholders meeting. Prior to each annual election of directors, the shareholders shall pass a resolution designating the number that shall constitute the board of directors for the ensuing year, and such number shall not be increased or diminished during any year except by the vote of the holders of a majority of the outstanding stock of the corporation at a meeting legally held. The number of Directors shall be no less than three.

         2.9 VOTING. The holders of common stock of the corporation shall be entitled to one vote for each share of common stock held at any shareholder's meeting. For purposes of this provision, the "holder" is to be determined by the name appearing on the corporation's books, except that shares standing in the name of a deceased person may be voted by his legal representative, and a receiver may vote shares not standing in his name if he has the authority to do so by an appropriate order of the court which appointed him.

         2.10 REMOVAL OF DIRECTOR. The shareholders of the corporation may, at any meeting called for that purpose, remove any director from office, with or without cause, by a vote of a majority of the outstanding shares of the class of stock which elected the director or directors to be removed, provided, however, that no director shall be removed in case the votes of a sufficient number of shares are cast against his removal, which if cumulatively voted at an election of the entire board of directors, would be sufficient to elect him.

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

         2.11 INFORMAL ACTION BY SHAREHOLDERS. Any action which may be taken by the shareholders at a meeting may be taken without a meeting, if a consent in writing setting forth the action so taken shall be signed by all the shareholders entitled to vote with respect to the subject matter of that action.

         2.12 FIXING STOCKHOLDER OF RECORD DATE. The directors may prescribe a period not exceeding sixty days before the holding of any stockholders' meeting as the day of which stockholders entitled to notice of and to vote at such meetings must be determined. Only stockholders of record on that day are entitled to notice or to vote at such meeting.

         2.13  CHAIRMAN  OF  STOCKHOLDERS'   MEETINGS.   The  President  of  the
Corporation shall serve as chairman of all stockholders' meetings unless the Directors prescribe an alternate Chairman for any meeting.

         2.14 NUMBER OF SHARES TO BE VOTED. Shareholders of record on the date fixed by the Directors as the record date under paragraph 2.12 may vote the number of shares owned by said shareholder on the record date if voting by proxy; if voting in person, shareholder may elect to vote the actual number of shares owned as of the meeting date, if this number is larger.

         2.15 RESCINDED OR CANCELLED SHARES. Stockholders of record listed in the records of the Corporation's transfer agent, as of the date fixed by the Directors pursuant to paragraph 2.12, herein will not be deemed stockholders of record in the Corporate books for purposes of being entitled to vote with respect to any shares of stock which have been cancelled, rescinded, or otherwise redeemed by the Directors prior to the holding of any such stockholders' meeting.

         2.16 HOLDERS OF RECORD AND NUMBER OF SHARES OWNED. If the Corporation recognizes a shareholder of record and accepts shares as issued and transferred, such action shall be effective as of the date and time the Directors accept such action, even if the stockholder or the shares of stock have not yet been submitted to or accepted by the Corporation's transfer agent. The Corporation's main office records shall control in event of a conflict between the records of the Corporation at its main office and those of the transfer agent.

                                   PART THREE

                               BOARD OF DIRECTORS

         3.1 NUMBER AND ELIGIBILITY. The Board of Directors shall consist of such number of directors, not fewer than one nor more than nine, as may be determined from time to time by resolution of the Board of Directors. All directors of the Corporation shall be of lawful age and may or may not be shareholders of the Corporation.

         3.2 ANNUAL MEETING AND ELECTION OF CHAIRMAN OF THE BOARD. Immediately after the adjournment of the annual shareholders meeting, the board of directors elected thereat shall convene in annual meeting and shall elect a chairman from among its number, who shall hold office for a period of one year or until his successor has been duly elected and qualified. It shall be the duty of the chairman to preside at all meetings of the shareholders and board of directors, and to insure compliance with the rules and regulations as herein set forth, and to perform such duties as may be delegated to him and prescribed by the board of directors.

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

         3.3 ELECTION OF OFFICERS. At the annual meeting of the board of directors, the board shall elect the officers of the corporation as follows: a president, a vice president, a secretary, a treasurer and such other officers with such titles and with such powers and duties as may be deemed necessary by the board of directors.

         3.4 SPECIAL MEETINGS. Special meetings of the board of directors may be held from time to time upon call issued by the chairman, the president, a majority of the directors or the holders of a majority of the outstanding stock of the corporation. Such meetings may be held either within or without the incorporating state, and may be held by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meetings.

         Attendance of a director at a meeting shall constitute a waiver of notice of such meeting.

         Notice of special meetings of the board shall be signed by the person or persons calling the same as aforesaid. Such notice shall state the time and place of the meeting and the purposes for which it is called.

         3.5 QUORUM AND WAIVER OF NOTICE. A majority of the members of the board at the time holding office shall constitute a quorum for the transaction of business. No special meeting of the board shall be valid unless notice of the meeting has been mailed to each member of the board as provided in paragraph 3.4 above, or the giving of such notice shall have been waived in writing.

         3.6 VOTING. Each director present shall be entitled to one vote at each directors meeting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.

         3.7 FILLING VACANCIES. Any vacancy in the Board of Directors or in the officers of the Corporation caused by the death, resignation, removal or other disqualification of a director or an officer, or a vacancy resulting from an increase in the number of directors, may be filled by a majority vote of the shareholders or of the remaining directors. If the directors remaining in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all of the directors remaining in office. A vacancy that will occur at a specific later date by reason of a resignation effective at such later date may be filled before the vacancy occurs, provided that the new director may not take office until the vacancy occurs. If at any time by reason of death or resignation or other cause, the Corporation has no directors remaining in office, any officer or any shareholder of the Corporation may call a special meeting of shareholders.

         3.8 TENURE. The directors shall hold office from the time of their election until the next annual election of directors, as provided by these Bylaws, or until their successors are duly elected and qualified.

         3.9 COMPENSATION. By resolution of the board, the directors may be paid their expenses, if any, of attending board meetings or any committee meetings. Directors may be paid

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

a fixed sum for each meeting they attend, or may be paid a stated salary as a director or committee member. These payments will not preclude any director from serving the company in any other capacity and receiving compensation for that service.

         3.10 POWERS. The business of this corporation shall be conducted by the board of directors, and the board shall have the right to fix the compensation of all officers and directors for services rendered and, except as prescribed in these Bylaws to the contrary, prescribe their duties and powers.

         3.11 DIVIDENDS. The board of directors may declare dividends on the stock of the corporation as provided for by the laws of the incorporating state.

         3.12 CONSENT ACTION. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all the members of the Board of Directors or of any such committee.

                                   PART FOUR

                           OFFICERS, POWERS AND DUTIES

         4.1 OFFICERS. The officers of this corporation shall consist of a president, a vice president, a secretary, a treasurer and such other officers with such titles, powers and duties as may be prescribed by the board of directors.

         4.2 TENURE. All officers shall hold office from the time of their election until the next annual election of officers or until their respective successors are elected and qualified, provided, however, any officer may be removed from office by a majority vote of the directors at any legally held meeting of the board.

         4.3 BONDS AND OTHER REQUIREMENTS. The board of directors may require any officer to give bond to the corporation (with sufficient surety and conditioned for the faithful performance of the duties of his office) and to comply with such other conditions as may from time to time be required of him by the board.

         4.4 REMOVAL OF OFFICERS. If the majority of the board concurs, the board of directors may at any time, with our without cause, remove any officer or agent of the corporation and declare his office or offices vacant, or, in the case of the absence or disability of any officer or for any other reason considered sufficient, the board may temporarily delegate his powers and duties to any other officer or to any director.

         4.5 PRESIDENT. In the absence of the chairman, the president shall preside at all meetings of the shareholders and board of directors. The president, along with other authorized officers, shall sign for and on behalf of the corporation, or in its name, all certificates of stock, deeds, mortgages, contracts and other instruments in writing, except that contracts may be signed with like effect by any other officer or employee of the corporation specified in these Bylaws or designated by the board of directors. While actively engaged in conducting the business of the corporation, he shall be charged with all the duties and have all the authority customarily

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

performed and exercised by the chief executive of a corporation organized under the laws of the state, and shall perform such other duties as may be prescribed by the board.

         4.6 VICE PRESIDENT. The vice president shall have and may exercise such powers and shall perform such duties as may be delegated to him by the board of directors or the president of the corporation. The vice president shall, in the event of the death, absence, or other disability of the president, perform all the duties and exercise all the authority of the president.

         4.7 SECRETARY. It shall be the duty of the secretary to record and keep the minutes of all meetings of the shareholders, the board of directors and the executive committee of the board of directors. He shall fill in and countersign all certificates of stock and keep the stock records of the corporation so as to show the aggregate number of shares outstanding and the date, the number of shares, the name of the holders and all other necessary information relating to each outstanding stock certificate. He shall keep the seal of the corporation and affix and attest the same upon any instrument executed by the corporation requiring a seal, except as otherwise ordered by the board of directors. At the expiration of his term, from whatever cause, he shall surrender all books, monies, papers and property of the corporation to his successor.

         4.8 TREASURER. The treasurer or assistant treasurer shall be the custodian of all monies belonging to the corporation and shall hold all funds of the corporation subject to the order of the board of directors or persons thereunto authorized by the board of directors. He shall deposit the funds of the corporation with such bank or banks as the board of directors may approve and designate. At each annual meeting of the shareholders, and at each annual meeting of the directors, and whenever called upon at any other directors meeting, he shall make a complete and correct report of his accounts and disclose the true financial condition of the corporation. He shall submit his books and accounts for audit when so requested by the board of directors. At the discretion of the board, he shall give bond, made by a duly authorized surety company, in such sum as may be required of him by the board, conditioned for the proper accounting of all monies and property coming into his hands by virtue of his office. The premium on such bond shall be paid by the corporation. At the expiration of his term of office, from whatever cause, he shall deliver up all books, papers and monies of the corporation to his successor.

         4.9 OTHER OFFICERS. If an assistant secretary be elected by the board of directors, he shall have and may exercise the same powers and perform the same duties as the secretary, and if an assistant treasurer be elected by the board, he shall have and may exercise the same powers and perform the same duties as the treasurer. Such assistant secretary, assistant treasurer, and any and all other officers elected by the board shall have and may exercise such powers and perform such duties as may be assigned to them by the board.

         4.10 SALARIES. Officers' salaries may from time to time be fixed by the board of directors or be left up to the discretion of the president (except as to his own). No officer will be prevented from receiving a salary by reason of the fact that he is also a director of the corporation.

         4.11 VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the board of directors for the unexpired portion of the term.

                                   PART FIVE

                                FISCAL AND LEGAL

         5.1 GENERAL. All monies of every kind belonging to the corporation shall be deposited to its credit in a bank or banks designated by the board of directors, and no monies shall be withdrawn therefrom unless the checks or other orders evidencing such withdrawals are signed by such officers or employees of the corporation as may be designated by resolution of the board of directors duly adopted.

         5.2 CONTRACTS. The board of directors may authorize any officer or officers, agent or agents of the corporation, in addition to the officers so authorized by the Bylaws, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances. All contracts binding the corporation shall be signed by the President or his officer designee.

         5.3 CHECKS, DRAFTS, ETC. All checks, drafts, orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the board of directors. In the absence of such determination by the board of directors, such instruments shall be signed by the treasurer or an assistant treasurer and countersigned by the president or a vice president of the corporation.

         5.4 DEPOSITS. All funds of the corporation shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the board of directors may select.

         5.5 GIFTS. The board of directors may accept on behalf of the corporation any contribution, gift, bequest or devise for the general purposes or for any special purpose of the corporation.

         5.6 FISCAL YEAR. The fiscal year of this corporation shall be that set forth on the caption page of these Bylaws.

         5.7 PRINCIPAL OFFICES. The principal office of the Corporation shall be located in the City of Chandler, County of Maricopa, State of Arizona and shall be changed to such other place or places as the Board of Directors shall from time to time designate.

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

                                    PART SIX

                                   AMENDMENTS

         6.1 VOTE REQUIRED. These Bylaws may be enlarged, amended or repealed by a majority vote of the outstanding stock of the corporation at any regular meeting of the shareholders or at any special meeting of the shareholders called for that purpose, or by a two-thirds vote of the board of directors at any meeting of the board of directors called for that purpose.

         6.2 MEETINGS FOR ADOPTION. Such amendment, enlargement or repeal may be adopted at any annual meeting of the shareholders without previous notice; but if contemplated at a special shareholders meeting, notice thereof shall be given in the call for the meeting.

                                   PART SEVEN

                                  MISCELLANEOUS

         7.1 ELECTION OF CHAIRMAN PRO TEM. In the absence of the chairman, the president and any vice president at any shareholders or directors meeting, the shareholders or directors present shall elect a chairman pro tem, who shall preside at the meeting and exercise the same powers as the chairman, the president or the vice president could if present.

         7.2 PARLIAMENTARY LAW. When not in conflict with these Bylaws, Robert's Rules of Order, Revised, 75th Anniversary Edition, shall establish the rule of procedure at all shareholders and directors meetings, and the provisions of that publication are incorporated by reference herein as the ruling law for this corporation.

         7.3 LOANS TO CORPORATION. Should any of the shareholders be asked to lend money to the corporation in the form of either promissory notes or bonds, these loans should be executed in writing in the usual form for promissory notes or bonds, and shall bear the maximum rate of interest which the law permits a corporation to pay for money that the corporation may borrow. This provision applies to all monies or assets which a shareholder may transfer to the corporation with the intent that such monies or assets be treated as loans.

         7.4 DEALINGS BY DIRECTORS. No contract or other transaction between this corporation and any other corporation, whether or not a majority of the shares of the capital stock of such other corporation is owned by this corporation, and no act of this corporation shall in any way be affected or invalidated by the fact that any of the directors of this corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporation. Any director individually, or any firm of which that director may be a member, may be a party to or may be pecuniarily or otherwise interested in any contract or transaction of this corporation, provided that the fact that he or his firm have an interest in the transaction shall be disclosed to a majority of the board of directors of this corporation. Any director of this corporation who is also a director or officer of another corporation dealing with this corporation, or who has any personal interest in a matter before the board of this corporation, may be counted in determining the existence of a quorum at any meeting of the board of directors of this corporation which shall

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authorize  any action that may affect that  director or that other  corporation.
That director may vote at such a meeting as if he were not a director or officer of the other corporation or was not personally interested.

         7.5 NON-LIABILITY OF SHAREHOLDER, OFFICERS AND DIRECTORS. The shareholders, officers and directors of this corporation shall not be individually liable for the corporation debts or other liabilities, and private property of such individual shall be exempt from corporation debts or liabilities.

         7.6 INDEMNIFICATION OF OFFICERS. The corporation shall indemnify every person, his heirs, executors and administrators against all expenses reasonably incurred by such person in connection with any action, suit or proceeding to which such person may be made a party by reason of that person being or having been a director or officer of this corporation, or by reason of that person being or having been a director or officer of any other corporation of which this corporation is a shareholder or creditor, and from which other corporation such person is not entitled to be indemnified, or by reason of such officer or director or former officer or former director becoming a party to any such action, suit or proceeding at the request of or at the direction of this corporation or any successor hereto; provided, however, there shall be no indemnification in relation to any matter as to which such person shall be finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct. In the event of a settlement of such action, suit or proceeding, indemnification of such person shall be provided only in connection with such matters covered by such settlement as to which the corporation is advised by counsel that such person to be indemnified did not commit such a breach of duty. This right of indemnification shall be exclusive of other rights to which such person may be entitled. As used in this Bylaw, expenses shall include, but shall not be limited to, amounts of judgments, penalties or fines and interest thereon for reasonable periods of time, rendered, levied or adjudged against such persons, costs of the action, suit or proceeding, attorneys' fees, expert witness fees and amounts paid in settlement by such persons, provided that such settlement shall have been or is thereafter approved by the board of directors of this corporation. This Bylaw is made a part of these Bylaws to comply with and to take full advantage of state laws governing such indemnification.

         7.7 AUTHORITY TO SELL CORPORATE ASSETS. With the consent or ratification in writing or pursuant to the vote of the holders of a majority in interest of the capital stock issued and outstanding, the board of directors will have the powers and authority to lease, sell, assign, transfer, convey or otherwise dispose of the entire property of the corporation, irrespective of the effects thereof upon the continuance of the business of the corporation and the exercise of its franchise; but the corporation may not be dissolved except as provided by the laws of the incorporating state.

         7.8 CORPORATE SEAL. The Board of Directors shall provide a Corporate Seal which shall be in the form of a circle and shall bear the full name of the corporation, the year of its incorporation and the words "Corporate Seal, Nevada". The facsimile of such Corporate Seal shall be affixed hereto.

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